[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.17(dd)

Amendment No. 13

This Amendment No. 13 (this “Amendment”) is entered into as of December 16, 2022, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of France, having its registered office located at 2, Rond-Point Emile Dewoitine, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 4545 Airport Way, Denver, Colorado 80239 USA (the “Buyer” and, together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011 (as amended, supplemented and modified from time to time prior to the date hereof, the “Agreement”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as provided herein.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE SELLER AND THE BUYER AGREE AS FOLLOWS:

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

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1.AMENDMENT NO. 7 – [***]

1.1Paragraph 13 of Amendment No. 7 to the Agreement is hereby deleted in its entirety and replaced with the following:

“13. [***]

[***]

1.2The parties agree that each and every reference to [***] in the Agreement shall be deemed to be a reference to [***].

2.EFFECT OF AMENDMENT

The Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both Parties agree that this Amendment will constitute an integral, non-severable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

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3.MISCELLANEOUS

This Amendment is subject to the provisions of Clauses 21, 22.6 and 22.11 of the Agreement.

4.COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By: /s/ Benôit de Saint-Exupéry

Name: Benôit de Saint-Exupéry

Title: Executive Vice President, Contracts

Frontier Airlines, Inc.

By: /s/ Howard Diamond

Name: Howard Diamond

Title: General Counsel

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